UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

OCEAN POWER TECHNOLOGIES, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

OCEAN POWER TECHNOLOGIES, INC.

28 Engelhard Drive, Suite B

Monroe Township, NJ 08831

PROXY STATEMENT SUPPLEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 31, 2024

This Proxy Statement Supplement, dated January 3, 2024 (this “Supplement”), amends and supplements the revised definitive proxy statement of Ocean Power Technologies, Inc., a Delaware corporation (“OPT,” the “Company,” “we,” “us” or “our”), filed with the Securities and Exchange Commission (the “SEC”) on December 4, 2023 (the “Proxy Statement”) in connection with the solicitation of proxies by OPT’s Board of Directors (the “Board”) for use at OPT’s 2023 Annual Meeting of Stockholders to be held on Wednesday, January 31, 2024, at 10:00 a.m., Eastern Time, in virtual meeting format only (including any adjournments, postponements, or continuations thereof, the “2023 Annual Meeting”). This Supplement is being filed with the SEC, and made available to stockholders, on or about January 3, 2024.

The primary purpose of this Supplement is to advise you that, based on a proxy ruling issued by the New York Stock Exchange (the “NYSE”) pursuant to NYSE Rule 452, which regulates proxy voting by brokers, banks, and other nominees that are NYSE members, OPT currently understands that broker discretionary voting will be permitted with respect to OPT’s proposal for the ratification, by a non-binding advisory vote, of the selection of EisnerAmper LLP as its independent registered public accounting firm for the fiscal year ending April 30, 2024 (Proposal 4), regardless of whether Paragon Technologies, Inc. (“Paragon”) delivers its proxy materials to your broker, bank, or other nominee. Additionally, since OPT currently expects that broker discretionary voting will be permitted at the 2023 Annual Meeting with respect to Proposal 4, should a broker, bank, or other nominee exercise its discretionary authority to vote your shares of OPT’s common stock, par value $0.001 per share (the “Common Stock”), with respect to Proposal 4 in the absence of instructions from you, such uninstructed shares will be counted for determining whether a quorum exists at the 2023 Annual Meeting. However, please be advised that it is possible that a broker, bank, or other nominee may choose not to exercise discretionary authority with respect to Proposal 4. In that case, if you do not instruct your broker, bank, or other nominee how to vote your shares of Common Stock with respect to Proposal 4, such broker, bank, or other nominee may choose not to vote your uninstructed shares with respect to Proposal 4 and, accordingly, such uninstructed shares would not be voted or counted for determining whether a quorum exists at the 2023 Annual Meeting.

Prior to this Supplement, the Proxy Statement had indicated that your broker, bank, or other nominee would not have discretionary authority to vote your uninstructed shares of Common Stock with respect to Proposal 4 if Paragon delivered its proxy materials to any such nominee on your behalf. The Proxy Statement had also indicated that, since your broker, bank, or other nominee would not have discretionary authority to vote your uninstructed shares of Common Stock with respect to Proposal 4 if Paragon delivered its proxy materials to any such nominee on your behalf, such uninstructed shares would not be counted in determining the outcome of Proposal 4 or whether a quorum exists at the 2023 Annual Meeting.

As a result of the NYSE’s proxy ruling referenced above, OPT hereby updates its disclosure in the Proxy Statement to revise the answers to the questions therein entitled (i) “How many votes must be present to hold the 2023 Annual Meeting?,” (ii) “How do abstentions, against votes, broker non-votes, withhold votes, and unmarked proxy cards affect the voting results?,” and (iii) “What if my shares of Common Stock are held in “street name” by my broker?” to read in their entirety as follows:

How many votes must be present to hold the 2023 Annual Meeting?

A majority of the shares of Common Stock entitled to vote at the 2023 Annual Meeting must be represented electronically (given the virtual nature of the 2023 Annual Meeting) or by proxy at the 2023 Annual Meeting to constitute a quorum for the transaction of business. For purposes of determining whether a quorum is present, each share of Common Stock is deemed to entitle the holder to one vote per share.

Your shares will be counted for purposes of determining if there is a quorum if you:

●	Are entitled to vote and are deemed present at the virtual 2023 Annual Meeting; or

●	Have properly voted via the Internet, by telephone, or by submitting a proxy card or voting instruction form by mail.

Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum at the 2023 Annual Meeting. For additional information regarding broker non-votes, please see “How do abstentions, against votes, broker non-votes, withhold votes, and unmarked proxy cards affect the voting results?” in the Proxy Statement. Since OPT currently expects that broker discretionary voting will be permitted at the 2023 Annual Meeting with respect to OPT’s proposal for the ratification, by a non-binding advisory vote, of the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2024 (Proposal 4), regardless of whether Paragon delivers its proxy materials to your broker, bank, or other nominee, should a broker, bank, or other nominee exercise its discretionary authority to vote your shares of Common Stock with respect to Proposal 4 in the absence of instructions from you, such uninstructed shares will be counted for determining whether a quorum exists at the 2023 Annual Meeting. A properly executed and valid proxy marked “withhold” with respect to the election of one or more of OPT’s director nominees will also be counted as present for purposes of determining if there is a quorum present at the 2023 Annual Meeting. If a quorum is not present at the 2023 Annual Meeting, the 2023 Annual Meeting may be adjourned from time to time until a quorum is present.

How do abstentions, against votes, broker non-votes, withhold votes, and unmarked proxy cards affect the voting results?

Abstentions and Broker Non-Votes.

Proposal 1 – Election of Directors. Abstentions, against votes, and withhold votes, if any, will have no effect on the outcome of Proposal 1. Broker discretionary voting is not permitted with respect to Proposal 1, and broker non-votes will have no effect on the outcome of Proposal 1.

Proposal 2 – Approval of an Amendment to the 2015 Plan. Abstentions are not considered votes cast and, accordingly, will have no effect on the outcome of Proposal 2. Broker non-votes will have no effect on the outcome of Proposal 2. Broker discretionary voting is not permitted with respect to Proposal 2.

Proposal 3 – Ratification of the Tax Benefits Preservation Plan. Abstentions are not considered votes cast and, accordingly, will have no effect on the outcome of Proposal 3. Broker non-votes will have no effect on the outcome of Proposal 3. Broker discretionary voting is not permitted with respect to Proposal 3.

Proposal 4 – Ratification of the Selection of EisnerAmper LLP. Abstentions are not considered votes cast and, accordingly, will have no effect on the outcome of Proposal 4. Based on the NYSE’s proxy ruling referenced above, your broker, bank, or other nominee is currently expected to have discretion to vote your shares of Common Stock with respect to Proposal 4 without voting instructions from you and, accordingly, we do not currently expect that broker non-votes will be applicable to Proposal 4. This is the case regardless of whether Paragon delivers its proxy materials to your broker, bank, or other nominee on your behalf. However, please be advised that it is possible that a broker, bank, or other nominee may choose not to exercise discretionary authority with respect to Proposal 4. In that case, if you do not instruct your broker, bank, or other nominee how to vote your shares of Common Stock with respect to Proposal 4, it is possible that such nominee may choose not to vote your uninstructed shares with respect to Proposal 4 and, accordingly, such uninstructed shares would not be voted or counted for determining whether a quorum exists at the 2023 Annual Meeting.

Proposal 5 – Advisory Vote on Our Named Executive Officer Compensation. Abstentions are not considered votes cast and, accordingly, will have no effect on the outcome of Proposal 5. Broker non-votes will have no effect on the outcome of Proposal 5. Broker discretionary voting is not permitted with respect to Proposal 5.

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Since it is expected that brokers, banks, and other nominees will be able to exercise discretionary authority to vote your uninstructed shares of Common Stock with respect to Proposal 4, regardless of whether Paragon delivers its proxy materials to your broker, bank, or other nominee, it is also expected that there will be broker non-votes with respect to the other proposals described in the Proxy Statement.

Unmarked WHITE Proxy Cards. If you sign and return a WHITE proxy card or otherwise vote as directed herein, but do not mark how your shares are to be voted, the individuals named as proxies on the WHITE proxy card will vote your shares in accordance with the recommendation of the Board on the five proposals described in the Proxy Statement. Accordingly, if no direction is made, an unmarked but signed WHITE proxy card will be voted:

●	“FOR ALL” six (6) of the Board’s highly qualified and very experienced nominees to be elected to serve on the Board until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal (Proposal 1);

●	“FOR” the approval of an amendment to the 2015 Plan to increase the number of shares of our Common Stock available for grant under the 2015 Plan from 4,382,036 to 7,282,036 to ensure that adequate shares will be available under the 2015 Plan for future grants and to amend the aggregate number of shares available for incentive awards (Proposal 2);

●	“FOR” the ratification, by a non-binding advisory vote, of the adoption of our Section 382 Tax Benefits Preservation Plan (Proposal 3);

●	“FOR” the ratification, by a non-binding advisory vote, of the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2024 (Proposal 4); and

●	“FOR” the approval, by a non-binding advisory vote, of the compensation of our named executive officers (Proposal 5).

If any other matters properly come before the 2023 Annual Meeting, the individuals named as proxies on the WHITE proxy card, or their duly constituted substitutes acting at the 2023 Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters to the extent authorized by Rule 14a-4 of the Securities Exchange Act of 1934, as amended.

What if my shares of Common Stock are held in “street name” by my broker?

Please be sure to give specific voting instructions to your broker, bank, or other nominee so that your vote can be counted. If you hold your shares of Common Stock in the name of your broker, bank, or other nominee and wish to vote at the 2023 Annual Meeting, you must contact your broker, bank, or other nominee and request a document called a “legal proxy.” You must obtain this legal proxy in order to vote at the 2023 Annual Meeting. Even if you plan to attend the 2023 Annual Meeting, management strongly recommends that you vote your shares prior to attending the meeting.

If you are a beneficial owner of shares held in “street name” and do not provide the organization that holds your shares with specific voting instructions, then the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters, as determined by applicable SEC and NYSE rules. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the independent inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Each of Proposal 1, Proposal 2, Proposal 3, and Proposal 5 included in the Proxy Statement is considered a non-routine matter, and therefore brokers, banks, and other nominees will not have authority to vote your shares of Common Stock on these proposals if you do not provide them with specific voting instructions.

The approval of the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm (Proposal 4) is considered a “routine” matter. Based on the NYSE’s proxy ruling referenced above, your broker, bank, or other nominee is currently expected to have discretionary authority to vote your shares of Common Stock with respect to Proposal 4 without voting instructions from you. This is the case regardless of whether Paragon delivers its proxy materials to your broker, bank, or other nominee on your behalf. Accordingly, we do not currently expect that broker non-votes will be applicable to Proposal 4. However, please be advised that it is possible that a broker, bank, or other nominee may choose not to exercise discretionary authority with respect to Proposal 4. In that case, if you do not instruct your broker, bank, or other nominee how to vote your shares of Common Stock with respect to Proposal 4, it is possible that such nominee may choose not to vote your uninstructed shares with respect to Proposal 4 and, accordingly, such uninstructed shares would not be voted or counted for determining whether a quorum exists at the 2023 Annual Meeting.

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In addition to the foregoing, OPT hereby revises its disclosure in the Proxy Statement to replace any references therein to the triggering ownership threshold percentage in OPT’s Section 382 Tax Benefits Preservation Plan (the “Tax Benefits Plan”) as being “4.9%” with the more exact percentage of “4.99%” specified in the Tax Benefits Plan.

Except as described in this Supplement, none of the items or information presented in the Proxy Statement is amended, supplemented, or affected by this Supplement. To the extent that information in this Supplement differs from information disclosed in the Proxy Statement, the information in this Supplement applies. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as amended and supplemented by this Supplement.

This Supplement does not provide all the information that you should read and consider before voting at the 2023 Annual Meeting, and the Proxy Statement contains other important additional information. This Supplement should be read together with the Proxy Statement.

Except as described herein with respect to Proposal 4, this Supplement does not change the proposals to be acted upon at the 2023 Annual Meeting, which are described in the Proxy Statement.

If you have already returned your proxy or voting instruction card or provided voting instructions, you do not need to take any action unless you wish to change your vote.

OPT will furnish a copy of this Supplement, the Proxy Statement, and our Annual Report for the fiscal year ended April 30, 2023 free of charge to any stockholder by mail upon written request to OPT at Ocean Power Technologies, Inc., Attn: Investor Relations, 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, or by telephone at (609) 730-0400. A copy of this Supplement, the Proxy Statement, and our Annual Report for the fiscal year ended April 30, 2023 are also available free of charge by accessing OPT’s corporate website at https://www.oceanpowertechnologies.com.

If you have any questions or require any assistance in voting your shares, please contact our proxy solicitor:

430 Park Avenue, 14th Floor

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400

Email: OPT@investor.MorrowSodali.com

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